Exhibit 99.1 Joseph L. Hooley Chairman of the Board, President and Chief Executive Officer Edward J. Resch Chief Financial Officer Barclays Financial Services Conference September 11, 2012 Path to the Future

2 Path to the Future Agenda Introduction Long-Term Goals Resilience Amid Global Headwinds Successfully Navigating Headwinds Summary

STATE STREET

Forward-Looking Statements

This presentation contains forward-looking statements as defined by United States securities laws, including statements relating to our goals and expectations regarding our business, financial condition, results of operations, investment portfolio performance and strategies, the financial and market outlook, governmental and regulatory initiatives and developments, and the business environment. Forward-looking statements are often, but not always, identified by such forward-looking terminology as "plan," "expect," "look," "believe," "anticipate," "estimate," "seek," "may," "will," "trend," "target," and "goal," or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to September 11, 2012.

Important factors that may affect future results and outcomes include, but are not limited to: the financial strength and continuing viability of the counterparties with which we or our clients do business and to which we have investment, credit or financial exposure, including, for example, the direct and indirect effects on counterparties to the current sovereign debt risks in Europe and other regions and of their actual or perceived creditworthiness, as reflected in recent credit downgrades of many major banks; financial market disruptions or economic recession, whether in the U.S., Europe or other regions internationally; increases in the volatility of, or declines in the level of, our net interest revenue, the impact of a prolonged period of low interest rates on our net interest margin and operating model, changes in the composition of the assets recorded in our consolidated statement of condition and the possibility that we may be required to change the manner in which we fund those assets; the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities and inter-bank credits, and the liquidity requirements of our clients; the level and volatility of interest rates and the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally; the credit quality, credit agency ratings, and fair values of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of the respective securities and the recognition of an impairment loss in our consolidated statement of income; our ability to attract deposits and other low-cost, short-term funding, and our ability to deploy deposits in a profitable manner consistent with our liquidity requirements and risk profile; the manner in which the Federal Reserve and other regulators implement the Dodd-Frank Act, Basel III, European directives with respect to banking and financial instruments and other regulatory initiatives in the U.S. and internationally, including regulatory developments that result in changes to our operating model, increased costs or other changes to the provision of our services; adverse changes in required regulatory capital ratios, whether arising under the Dodd-Frank Act, Basel II or Basel III, or due to changes in regulatory positions or regulations in jurisdictions in which we engage in banking activities; our ability to obtain approvals required by the Federal Reserve or other regulators for the use, allocation or distribution of our capital or other specific capital actions or programs, including acquisitions, dividends and equity repurchases or redemptions, that may restrict or limit our growth plans, distributions to shareholders, equity purchase programs or other capital initiatives, which approvals with respect to certain matters, such as capital plans, are subject to reconsideration by regulators in light of changes in market conditions or developments specific to us; our ability to implement our regulatory capital plans submitted to, with no objection raised by, the Federal Reserve, and the effects of market conditions or other factors on the results of the stress tests underlying those capital plans, particularly if the Federal Reserve determines that our consolidated results of operations or financial prospects or our intended uses of our regulatory capital change our regulatory capital outlook, to the extent that such outlook does not permit us to continue to return capital to shareholders at the levels contemplated by our capital plans; changes in law or regulation that may adversely affect our, our clients' or our counterparties' business activities and the products or services that we sell, including additional or increased taxes or assessments thereon, capital adequacy requirements and changes that expose us to risks related to compliance; the maintenance of credit agency ratings for our debt and depository obligations as well as the level of credibility of credit agency ratings; delays or difficulties in the execution of our previously announced business operations and information technology transformation program, which could lead to changes in our estimates of the charges, expenses or savings associated with the planned program, resulting in increased volatility of our earnings; the results of, and costs associated with, government investigations, litigation, and similar claims, disputes, or proceedings, including results requiring the payment of multiple, punitive, consequential or other damages that may substantially exceed the amount of direct damages; the possibility that our clients will incur substantial losses in investment pools where we act as agent, and the possibility of significant reductions in the valuation of assets; adverse publicity or other reputational harm; dependencies on information technology, complexities and costs of protecting the security of our systems and difficulties with protecting our intellectual property rights; our ability to grow revenue, attract and/or retain and compensate highly skilled people, control expenses and attract the capital necessary to achieve our business goals and comply with regulatory requirements; potential changes to the competitive environment, including changes due to regulatory and technological changes, the effects of consolidation, and perceptions of State Street as a suitable service provider or counterparty; potential changes in how clients compensate us for our services, and the mix of services that clients choose from us; the risks that acquired businesses and joint ventures will not achieve their anticipated financial and operational benefits or will not be integrated successfully, or that the integration will take longer than anticipated, that expected synergies will not be achieved or unexpected disynergies will be experienced, that client and deposit retention goals will not be met, that other regulatory or operational challenges will be experienced and that disruptions from the transaction will harm relationships with clients, employees or regulators; the ability to complete acquisitions, divestitures and joint ventures, including the ability to obtain regulatory approvals, the ability to arrange financing as required and the ability to satisfy closing conditions; our ability to recognize emerging needs of clients and to develop products that are responsive to such trends and profitable to the company; the performance of and demand for the products and services we offer, including the level and timing of redemptions and withdrawals from our collateral pools and other collective investment products; and the potential for new products and services to impose additional costs on us and expose us to increased operational risk; our ability to measure the fair value of the investment securities recorded in our consolidated statement of condition; our ability to control operating risks, data security breach risks, information technology systems risks and outsourcing risks, and our ability to protect our intellectual property rights, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will prove insufficient, fail or be circumvented; changes in accounting standards and practices; and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that affect the amount of taxes due.

Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2011 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation speak only as of the date hereof, September 11, 2012, and we do not undertake efforts to revise those forward-looking statements to reflect events after that date.

3

4 Introduction Topics of Interest to Shareholders Return of Capital to Shareholders Impact of Proposed Basel III NPRs on Capital Acquisition Strategy

5 Long-Term Goals

6 Long-Term Goals Secular Trends, Financial Goals and Strategy Remain Intact 1 Financial information is presented on an operating, or non-GAAP, basis. For a description of GAAP- and operating-basis results, see the Appendix. Leverage the Power of the Core Franchise Drive New Revenue Growth Through Innovation Optimize Capital Strategy • Globalization • Retirement Savings • Regulation and Complexity Secular Trends Long-Term Annual Financial Goals (Operating Basis1) • Revenue growth of 8% to 12% • Earnings per share growth of 10% to 15% • Return on equity of 12% to 15%

7 Resilience Amid Global Headwinds

8 Resilience Amid Global Headwinds Current Environment • Eurozone debt challenges, depressed housing markets, reduced industrial production and high unemployment exacerbate global uncertainty • Subdued economic outlook is reflected in historically low interest rates in developed markets • Global headwinds continue to affect client behavior – Volatility of global equity markets – Lower cross-border trading, reducing foreign-exchange trading – Less risk taking, affecting growth in international markets – Heightened complexity and increased regulation

9 Strategy Current Priorities Leverage the Power of the Core Franchise • Deepen share in high-growth markets • Continue improvement in client pricing • Drive operating efficiencies through operational transformation and expense management • Execute IT transformation to enable creation of new services Drive New Revenue Growth Through Innovation • Increase Exchange-Traded Fund (ETF) offerings • Expand investment manager operations outsourcing • Enhance derivatives clearing and collateral management initiative • Create new data and information-based services Optimize Capital • Execute current quarterly common stock dividend and share purchase plan • Continue to target common dividend payout ratio of 20% to 25% Resilience Amid Global Headwinds

10 Resilience Amid Global Headwinds Leverage the Power of the Core Franchise – Deepen Share of High-Growth Market Leader in Alternative Asset Servicing Alternative Assets Under Administration as of 12/31/111 AUA, $BN 1 ICFA Annual Fund Administration Survey 2012. 2 Completion of State Street’s acquisition of Goldman Sachs Administration Services (GSAS), announced in July 2012, is subject to regulatory approvals and other customary closing conditions. 3 Data as of 6/30/11. $4.4TN Alternative Assets Market Expected to Grow at a 9% CAGR by 20141 Servicing Presence (as of 6/30/12) • Hedge funds: $497BN • Private equity: $269BN • Real estate: $111BN Industry Trends • Asset owners seeking higher returns • Investor demand for transparency 1,028 816 679 506 454 382 246 212 174 141 114 76 0 200 400 600 800 1,000 1,200 S T T / G S A S S T T C IT C O B N Y JP M C it i N T R S G o ld m a n G lo b e O p H S B C B N P P a ri b a s R B C D e xi a 2 3 3 P ro f o rm a

STATE STREET

Resilience Amid Global Headwinds

Leverage the Power of the Core Franchise – Acquisition[1] of Goldman Sachs Administration Services

Will Establish State Street as No. 1 Provider of Hedge Fund Services[2]

- Purchase price: $550MN, expected close in 4Q 2012[1]
- Highly attractive client base
- Expected annual revenues of $125MN in first year of operation; revenue retention target of 90%
- Operating-basis[3] ROE and EPS expected to be accretive in first year of operation, excluding one-time costs
  - Estimated acquisition and restructuring costs: $40-$45MN through 2014
- Projected IRR: 11% without synergies and 17% with synergies

~$2TN Hedge Fund Market Projected to Grow at a 12% CAGR 2010 – 2014[4]

1 Completion of State Street's acquisition of GSAS, announced in July 2012, is subject to regulatory approvals and other customary closing conditions.
2 Based on *HFMWeek* Assets under Administration Survey of Single Managers plus Fund of Hedge Funds, May 31, 2012, which cite $505.5BN and $200.6BN of assets serviced by State Street and GSAS, respectively.
3 Financial information presented on an operating, or non-GAAP, basis. For a description of GAAP- and operating-basis results, see the Appendix.
4 The Boston Consulting Group, Global Asset Management, July 2011.

11

STATE STREET

Resilience Amid Global Headwinds

Leverage the Power of the Core Franchise – Business Operations and IT Transformation Program on Track



Annual Estimated Pre-Tax, Run-Rate Expense Savings[1]
$MN
$700
$600
$500
$400
$300
$200
$100
$0
$86
$180
$400
$540
$600
2011
2012
2013
2014
2015

2012 Progress

- Delivered increased efficiencies
- Substantially completed transition to service providers
- Transitioned 30 applications to cloud environment
- Introduced new cloud-enabled products

1 Compared to 2010 run-rate operating-basis expenses, all else being equal. The full effect of the annual pre-tax, run-rate savings is not expected to be achieved until 2015. Chart data based on the approximate mid-point of the range of the estimated annual pre-tax, run-rate expense savings of $575MN-$625MN at the end of 2014, for full effect in 2015; estimated savings for individual years may vary up or down based on the execution of the Business Operations and Information Technology Transformation program. Annual pre-tax, run-rate expense savings relate only to the Business Operations and Information Technology Transformation program; actual operating expenses of the Company may increase or decrease due to other factors.

12

13 1 Based on State Street’s assets serviced compared to total market (see footnote 3). 2 Bloomberg, 6/30/12. 3 Source: McKinsey analysis, the Second Act Begins for ETFs, 2011; chart reflects lower and higher estimates. Resilience Amid Global Headwinds Drive New Revenue Growth Through Innovation: ETFs STATE STREET AS SPONSOR Powerful Brand 2012 Positive Net Flows • $17.4BN as of 8/31/12 New Product Introductions • Since 2011, 54 products launched globally ‒ Europe: 28 ‒ US: 21 ‒ Australia: 5 STATE STREET AS SERVICER Market Leadership • Servicing 56% of global ETF market1 Enhanced Platform • Fully automated, event- driven architecture • Leveraging cloud technology to maximize efficiency and business agility $TN Global Market Size ETFs / Other Exchange-Traded Products3 No. 1 Servicer of ETFs1; No. 2 ETF Sponsor2 $2.0 $2.3 $2.7 $3.1 $0.3 $0.6 $1.0 $1.6 $0 $1 $2 $3 $4 $5 2012 2013 2014 2015 3-yr CAGR 26.9% CAGR 15.7% CAGR $2.3 $2.9 $3.7 $4.7

14 Resilience Amid Global Headwinds Drive New Revenue Growth Through Innovation ‒ Investment Manager Operations Outsourcing Global Middle Office Outsourced Assets, $TN 12/31/111 $TN 1 Scrip Issue Global Report (3/2012). 2 Pw C 15th Global CEO Survey, Asset Management Industry Insights, 2012. State Street Highlights • Capitalizing on growing demand for middle-office outsourcing ‒ 40% of global asset managers plan to outsource a key business function in 20132 • Multi-asset class capability fueled by integrated global servicing platform • Clients include AXA Investment Managers, Alliance Bernstein, PIMCO, Lloyds Banking Group, Lazard, Investec Asset Management and SSgA • Continue to enhance platform with new capabilities: collateral tracking, data and analytics and derivative servicing $8.3 $1.4 $1.1 $1.1 $1.0 $0.2 $0 $2 $4 $6 $8 $10 STT BNY BBH NTRS JPM HSBC

15 Resilience Amid Global Headwinds Optimize Capital • Return capital to shareholders in the form of dividends and share purchases – 2012 CCAR stress test: Highest tier 1 common ratio of the 19 banks tested under stress by the Federal Reserve1 – YTD: Paid two quarterly common share dividends of $0.24 per common share – YTD: Repurchased approximately 18MN common shares at a total cost of ~$760MN through August 31 under the $1.8BN share purchase program announced in March and effective through March 2013 • Plan to manage capital to achieve a 10% tier 1 common ratio under Basel III – Prudent management of capital due to regulatory uncertainty – Consistent with targeted long-term annual operating-basis ROE goal Returning Capital to Shareholders is a Priority 1 Board of Governors of the Federal Reserve System, “Comprehensive Capital Analysis and Review 2012: Methodology and Results for Stress Scenario Projections”, 3/13/12.

16 Successfully Navigating Headwinds

17 6 MONTHS ENDED 3 MONTHS ENDED ($ in MN except per share) 6/30/12 6/30/11 Change 6/30/12 3/31/12 Change Revenue $4,829 $4,803 0.5% $2,426 $2,403 1.0% Expenses $3,527 $3,440 2.5% $1,728 $1,799 (4.0)% Earnings per share $1.85 $1.84 0.5% $1.01 $0.84 20.2% Return on equity 9.5% 10.1% (60) bps 10.3% 8.6% 170 bps Successfully Navigating Headwinds 2012 Operating-Basis Results1 1 Financial data is presented on an operating, or non-GAAP, basis. For a description of GAAP- and operating-basis presentation and related reconciliations, see the Appendix. Solid Performance in a Challenging Economic Environment

18 Successfully Navigating Headwinds 2012 Expense Management Highlights • Business Operations and Information Technology Transformation program on track – Successful use of global locations to improve operating efficiency, enhance service and reduce cost • Headcount controlled and actively monitored – Expect compensation-to-revenue ratio to be pressured due primarily to weak trading services revenue • Continued focus on controlling “other expenses” line

19 Successfully Navigating Headwinds Balance Sheet Management Strategy ‒ Driven by Deposits from Investment Servicing Clients Strategy Guidelines Invest in High Quality Assets • Invest through the cycle • Solid credit profile: ~90% AAA/AA rated • Diversify by asset class and geography • Construct to perform well through periods of economic weakness Prudently Manage Balance Sheet Within Risk Appetite • Maximum duration gap of ~1/2 year • Portfolio duration: ~1.5 years • Target fixed-rate securities to be ~40-45% of total investment portfolio Maintain Industry- Leading Capital Ratios • Optimize the balance sheet under newly proposed Basel III requirements • Manage the investment portfolio for capital efficiency, risk appetite and appropriate return

20 2009 – 2012 • Approximately $16BN per year of total assets (ex-US Treasuries) in the investment portfolio have matured / paid down ‒ At an average of 60% floating / 40% fixed split, an average of ~$6BN of fixed-rate securities mature / pay down per year ‒ The percentage of fixed-rate assets in the investment portfolio has tempered the decline in net interest margin (NIM) in the low-rate environment ‒ Since 2009, about 2/3 of the fixed-rate portfolio will have been reinvested by 12/31/12 into a lower-rate environment 2012 NIM Outlook • Expect operating-basis NIM to be in the middle of the 145 to 155 bps range Looking Forward • A majority of the remaining 1/3 of the fixed-rate portfolio is expected to mature / pay down by the end of 2014 • Reinvestment concentrated in domestic MBS and foreign ABS and covered bonds, offsetting run-off of SSFA-unfriendly assets Successfully Navigating Headwinds Impact of Sustained Low Interest Rates on Fixed-Rate Assets Expect NIM to Decline 10 to 12 bps in 2013, Assuming Interest Rates Remain at Current Levels

STATE STREET

Successfully Navigating Headwinds

Basel III Estimated Impact of Simplified Supervisory Formula Approach (SSFA) Under the NPRs: Highlights[1]

- Proposed Basel III capital rules, expected to be fully implemented on 1/1/15, are not final and remain subject to interpretation; industry comment due by October 22, 2012
- SSFA replaces ratings provided by rating agencies, increases the risk weights on many higher-quality assets and provides increased benefit to many lower-quality assets
  - *Pro forma* Basel III tier 1 common ratio, as of June 30, 2012, revised to 11.0%[2] (from 9.8%) since the second-quarter earnings release
  - Basel III tier 1 common ratio projected to increase to 11.8% by 1/1/15 from scheduled asset run-off of investment portfolio assets, expected reinvestment and the impact of the planned GSAS acquisition. No management action anticipated.

The Above Assumes

- Distribution by dividend and stock purchases of approximately our total expected earnings, subject to CCAR stress tests and regulatory oversight
- Reinvestment of investment portfolio assets running off into like-yielding securities[3]

Maintain Industry-Leading Capital Ratios

1 Based on State Street's current understanding of proposed Basel III requirements and the SSFA, the rules for which are not final. The tier 1 common ratios include non-GAAP information in their calculation (in addition to Basel III ratios being calculated based on various estimates). For a description of referenced ratios, see the Appendix.
2 Under Basel III for rules effective 1/1/15, assuming the 6/30/12 balance sheet.
3 Subject to market forces, security availability, and credit ratings.

21

22 17.9% 12.7% 11.0% 11.8% 1.7% 0% 4% 8% 12% 16% 20% Basel I T1C Ratio Basel III T1C Ratio (pre NPR) Implied NPR SSFA Impact Revised Post NPR T1C Ratio Post Run-off, Reinvestment & Impact of Planned GSAS Acquisition T1C Ratio 2 3 3 As of 6/30/12 As of 1/1/15 4 Successfully Navigating Headwinds Basel I Tier 1 Common Ratio and Revised Projected Basel III Tier 1 Common Ratio (T1C)1 Reflects run-off, reinvestment and impact of planned GSAS acquisition 1 Based on State Street’s current understanding of proposed Basel III requirements, including the application of the SSFA, the rules for w hich are not f inal. The tier 1 common ratio includes non-GAAP information in its calculation (in addition to Basel III ratios being calculated based on various estimates). For a description of referenced ratios, see the Appendix. 2 Estimated under Basel III rules (Basel Committee), as understood by State Street, effective 1/1/13, assuming the 6/30/12 balance sheet. 3 Estimated under Basel III rules (US NPRs), as understood by State Street, effective 1/1/15, revised upw ard from 9.8% discussed in connection w ith 7/17/12 earnings release, and assuming the 6/30/12 balance sheet. 4 Estimated Basel III tier 1 common assuming the 6/30/12 balance sheet and the planned acquisition of GSAS.

23 1 Under Basel III rules effective 1/1/15, assuming the 6/30/12 balance sheet. State Street information based on State Street’s current understanding of proposed Basel III requirements and the SSFA, the rules for w hich are not f inal. Financial industry data from published company reports. See the respective public f ilings of the referenced entities for a description, to the extent provided therein, of their calculation of the tier 1 common ratios referenced. State Street’s t ier 1 common ratio includes non-GAAP information in its calculation (in addition to Basel III ratios being based on various estimates). For a description of this ratio w ith respect to State Street, see the Appendix. Successfully Navigating Headwinds Basel III Tier 1 Common Ratio, including Estimated Impact of NPRs as of 6/30/121 12.9% 11.0% 8.7% 8.1% 7.9% 7.9% 7.8% 0% 2% 4% 6% 8% 10% 12% 14% Northern Trust State Street BNY Mellon Bank of America JP Morgan U.S. Bancorp Wells Fargo

24 Successfully Navigating Headwinds Key Takeaways • Achieving solid performance amid headwinds • Managing expenses against weaker environment • Executing on Business Operations and Information Technology Transformation program • Continuing to invest through the cycle • High-quality investment portfolio (89% AAA/AA-rated as of 6/30/12) • Maintaining strong capital: well positioned for Basel III implementation

25 Summary

26 Path to the Future Globalization Retirement Savings Regulation and Complexity Long-Term Annual Operating-Basis1 Goals: Revenue Growth 8% ‒ 12% EPS 10% ‒ 15% ROE 12% ‒ 15% 1 Financial information is presented on an operating, or non-GAAP, basis. For a description of GAAP- and operating-basis results, see the Appendix. Committed to Delivering Long-Term Shareholder Value Leverage the Power of the Core Franchise Drive New Revenue Growth Through Innovation Optimize Capital

27